Business segment information	3 Months Ended
Mar. 31, 2011
Business Segment Information [Abstract]
Business segment information
Note 13: Business segment information

We operate three reportable business segments: Small Business Services, Financial Services and Direct Checks. Small Business Services sells personalized printed products, which include business checks, printed forms, promotional products, marketing materials and related services, as well as retail packaging supplies and a suite of business services, including web design and hosting, fraud protection, payroll, logo design, search engine marketing and business networking, to small businesses. These products and services are sold through direct response advertising via mail and the internet, referrals from financial institutions and telecommunications clients, independent distributors and dealers, and outbound telemarketing groups. Financial Services' products and services for financial institutions include comprehensive check programs for both personal and business checks, fraud prevention and monitoring services, customer acquisition campaigns, marketing communications, regulatory program services, customer loyalty programs and profitability offers that provide insight into financial institution financial performance. These products and services are sold through multiple channels, including a direct sales force. Direct Checks sells personal and business checks and related products and services directly to consumers through direct response marketing and the internet. All three segments operate primarily in the United States. Small Business Services also has operations in Canada and portions of Europe.

The accounting policies of the segments are the same as those described in the Notes to Consolidated Financial Statements included in the 2010 Form 10-K. We allocate corporate costs for our shared services functions to our business segments, including costs of our executive management, human resources, supply chain, finance, information technology and legal functions. Generally, where costs incurred are directly attributable to a business segment, primarily within the areas of information technology, supply chain and finance, those costs are charged directly to that segment. Because we use a shared services approach for many of our functions, certain costs are not directly attributable to a business segment. These costs are allocated to our business segments based on segment revenue, as revenue is a measure of the relative size and magnitude of each segment and indicates the level of corporate shared services consumed by each segment. Corporate assets are not allocated to the segments and consist of property, plant and equipment, internal-use software, inventories and supplies related to our corporate shared services functions of manufacturing, information technology and real estate, as well as long-term investments.

We are an integrated enterprise, characterized by substantial intersegment cooperation, cost allocations and the sharing of assets. Therefore, we do not represent that these segments, if operated independently, would report the operating income and other financial information shown.

The following is our segment information as of and for the quarters ended March 31, 2011 and 2010:

		Reportable Business Segments
(in thousands)		Small Business Services	Financial Services	Direct Checks	Corporate	Consolidated
Revenue from external customers:	2011	$200,003	$88,014	$61,735	$-	$349,752
	2010	192,326	101,445	41,349	-	335,120
Operating income:	2011	35,770	15,697	15,988	-	67,455
	2010	29,070	23,988	15,897	-	68,955
Depreciation and amortization	2011	11,135	2,753	5,855	-	19,743
expense:	2010	11,438	2,901	1,108	-	15,447
Total assets:	2011	785,647	60,654	176,207	294,110	1,316,618
	2010	783,556	66,248	94,538	287,628	1,231,970
Capital asset purchases:	2011	-	-	-	8,422	8,422
	2010	-	-	-	9,799	9,799